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                               SECOND AMENDMENT TO
                               SECURITY AGREEMENT

     This Second Amendment to Security Agreement is made as of November 21, 1997 by and among J.L.B. of Nevada, Inc., a Nevada corporation ("JLB"), Credit Store, Inc., a Delaware corporation ("CSI") and Sleepy Hollow Associates, Inc., a Delaware corporation, Service One International Corporation, a South Dakota corporation, American Credit Alliance, Inc., a Nevada corporation, and Service One Receivables Acquisition Corporation, a Nevada corporation, (collectively referred to herein as the "CSI Subsidiaries").

     WHEREAS, the parties hereto entered into a Security Agreement dated as of August 1, 1997, as amended (the "Security Agreement"), pursuant to which CSI, the CSI Subsidiaries and other CSI subsidiaries which have since been merged into CSI and the CSI Subsidiaries granted JLB a security interest in all of their assets to secure certain indebtedness of CSI to JLB;

     WHEREAS, CSI has requested that JLB loan CSI up to Five Million Dollars ($5,000,000.00) pursuant to the terms of the Promissory Note attached hereto as Exhibit A (the Promissory Note"); and

     WHEREAS, to provide security to JLB for CSI's obligations under the terms of the Promissory Note arid as consideration for JLB's agreement to make future loans to CSI under the terms of the Promissory Note, JLB has requested that CSI and the CSI Subsidiaries agree that JLB's current security interest in all of their assets shall secure all debt evidenced by the Promissory Note;
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     NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises herein contained, the parties hereto HEREBY AGREE as follows:

         1. GRANT OF SECURITY INTEREST. In order to secure the payment by CSI of all amounts due to JLB with respect to the Promissory Note, each of CSI and the CSI Subsidiaries hereby agrees that the debt evidenced by the Promissory Note shall be secured by the security interest currently held by JLB in all of its assets pursuant to the terms of the Security Agreement, including the stock of its subsidiaries and all of its goods, equipment, inventory, accounts, deposit accounts, general intangibles, contract rights, chattel paper, documents, instruments, investment property, investments in other entities and money (the "Assets"), and all proceeds (including insurance proceeds) and products of the Assets.

         2. REMEDIES, TERMINATION. The failure by CSI to pay, when due, the principal, any interest, or any other sum payable under the Promissory Note, and continuance of such failure for five (5) business days after the date on which such principal, installment of interest, or other sum is due (whether upon maturity of a Promissory Note, upon any installment payment date, upon acceleration, or otherwise) shall constitute an event of default (an "Event of Default"). Upon such an Event of Default, JLB may exercise any and all of the remedies available to a secured creditor under the Uniform Commercial Code of the State of South Dakota. CSI agrees to pay JLB's costs of collection arising out of an Event of Default, including reasonable attorneys' fees.

         3. FINANCING STATEMENTS AND OTHER INSTRUMENTS. Each of CSI and the CSI Subsidiaries agrees to cooperate fully in the preparation and execution of any and all financing statements that JLB deems necessary or helpful to the perfection, maintenance or

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continuation of the security interest in the Assets granted by this Amendment, and to that effect each of CSI and the CSI Subsidiaries expressly agrees to execute one or more financing statements in a form satisfactory to JLB, who is authorized to file a financing statement in any location deemed necessary or advisable to perfect JLB's security interest in the Assets or proceeds.

     Each of CSI and the CSI Subsidiaries also agrees to cooperate fully with JLB in executing additional financing statements, amendments to financing statements and the like as may be deemed necessary or advisable by JLB in order to maintain and continue the security interest in the Assets created by this Amendment.

         4. GOVERNING LAW. This Amendment and its interpretation shall be governed by the internal laws of the State of South Dakota, without reference to its conflict-of-laws rules.

         5. ENTIRE AGREEMENT. This Amendment, together with the Security Agreement and the Promissory Note, constitutes the entire agreement of the parties concerning the subject matter hereof and may not be modified except by a writing signed by the parties hereto.

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     IN WITNESS WHEREOF, the parties hereto have caused their authorized officers to execute this Amendment as of the day and year first above written.

                                          J.L.B. OF NEVADA, INC.

                                          By:    /s/  Jay L. Botchman
                                              ----------------------------------
                                                 Name:   Jay L. Botchman
                                                 Title:  President


                                          CREDIT STORE, INC.

                                          By:    /s/  Kevin T. Riordan
                                              ----------------------------------
                                                 Name:   Kevin T. Riordan
                                                 Title:  President


                                          SLEEPY HOLLOW ASSOCIATES, INC.

                                          By:    /s/  Kevin T. Riordan
                                              ----------------------------------
                                                 Name:   Kevin T. Riordan
                                                 Title:  President


                                          SERVICE ONE INTERNATIONAL
                                              CORPORATION

                                          By:    /s/  Kevin T. Riordan
                                              ----------------------------------
                                                 Name:   Kevin T. Riordan
                                                 Title:  President

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                                          AMERICAN CREDIT ALLIANCE, INC.

                                          By:    /s/  Kevin T. Riordan
                                              ----------------------------------
                                                 Name:   Kevin T. Riordan
                                                 Title:  President


                                          SERVICE ONE RECEIVABLES
                                              ACQUISITION CORPORATION

                                          By:    /s/  Kevin T. Riordan
                                              ----------------------------------
                                                 Name:   Kevin T. Riordan
                                                 Title:  President


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